                                                                   EXHIBIT 23.01


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated October 15, 1997 included in this Form 8-K into Crescent Real Estate Equities Company's previously filed Registration Statements No. 333-91438, No. 333-92548, No. 333-3450, No. 333-3452, No.
333-3454, No. 333-13521, No. 333-21905, No. 333-23005, No. 333-33893, No.
333-37273, No. 333-38071, and No. 333-37565.


                                              ARTHUR ANDERSEN LLP

Dallas, Texas
   October 27, 1997